EXHIBIT 23.2


                               CONSENT OF COUNSEL


     We hereby consent to the use of our opinion included herein as an Exhibit to the Amendment No.1 to the Registration Statement on Form S-8 of Whitman Education Group, Inc. dated January 15, 1998 and to any references to this firm in such Amendment and the documents incorporated therein by reference.


                                          S/S STEARNS WEAVER MILLER WEISSLER
                                              ALHADEFF & SITTERSON, P.A.
                                          -------------------------------------
                                              STEARNS WEAVER MILLER WEISSLER
                                              ALHADEFF & SITTERSON, P.A.






Miami, Florida
January 15, 1998